EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of BioScrip, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen M. Deitsch, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2017

/s/ Stephen M. Deitsch _________________
Stephen M. Deitsch, Chief Financial Officer,
Treasurer and Principal Financial Officer